To Shareholders

I am pleased to report that during the 11 months ended December 31, 1995, EV Traditional Investors Fund had a total return of 28.4%. That return reflects an increase in net asset value to $8.15 per share from $6.84 per share and the reinvestment of distributions totaling $0.585.

Because of a change to allow the Fund's fiscal year to close at the end of December rather than January, this Annual Report covers a period of 11 months.

During the last 11 months of 1995, strong returns were achieved for both stocks and bonds. The S&P 500, an unmanaged index of large-capitalization common stocks, had a total return of 33.9%. On the bond side, the Lehman Brothers Government/Corporate Bond Index, an unmanaged bond market index, had a total return of 17.0%. The average performance of the universe of balanced funds tracked by Lipper AnalyticalServices, Inc. for the 11-month period was 23.6%. The returns of the Fund exceeded this average by 4.8 percentage points.

As a whole, 1995 ranks as the best year for the Fund since 1958 and the seventh-best year in the Fund's 63-year history. The S&P 500 had its strongest year since 1958, and the Lehman BrothersGovernment/Corporate Bond Index had its best year since 1985.

Both stocks and bonds benefited from an environment of slow but positive economic growth, low inflation and increased optimism about the U.S. government's ability to address its chronic budgetary deficit. Stocks also benefited from exceptionally strong earnings, driven in part by cost-cutting and restructuring activities.

While past performance cannot guarantee future returns, we believe that a diversified portfolio of stocks and bonds will continue to produce desirable long-term results. That remains our goal.

[Photo of M. Dozier Gardner]

Sincerely,

/s/ M. Dozier Gardner
M. Dozier Gardner
President
February 21, 1996



                          EV TRADITIONAL INVESTORS FUND
                           10 LARGEST STOCK HOLDINGS*
Astra AB.................................................Drugs
Chase Manhattan Corp.....................................Banking
Reuters Holdings PLC.....................................Information services
Fed'l Nat'l Mortgage Assn................................Housing finance
Monsanto Corp............................................Chemicals
Anadarko Petroleum Corp..................................Oil, gas exploration
Deere & Co...............................................Farm machinery
Ameritech Corp...........................................Telecommunications
Exxon Corp...............................................Petroleum products
General Re Corp..........................................Reinsurance

* By market value as of 12/31/95

Management Report

An interview with Thomas E. Faust, Jr., Vice President and Manager of Investors Portfolio.

Q. TOM, HOW WOULD YOU DESCRIBE 1995 IN TERMS OF INVESTING?

A. It was a remarkable year in many ways. Stocks experienced the best year since 1958, as measured by the returns of the S&P 500, an unmanaged index of common stocks. And bond investors, who found most of 1994 to be an awful time for investing, saw the rally of late 1994 continue through 1995.

    In short, the economic climate was particularly good for investing and was helped along by the Federal Reserve, which lowered short-term interest rates twice during the year.

Q.  WHAT KINDS OF STOCK INVESTMENTS PERFORMED PARTICULARLY WELL?

A. During the first half of 1995, the market was driven by gains in technology stocks. Later in the year, technology stocks fell out of favor, and market leadership shifted to the healthcare, financial services, capital goods and consumer non-durables sectors.

Q.  WHAT WERE SOME OF THE LARGER STOCK POSITIONS?

A. Astra AB is our largest position. This Swedish pharmaceutical company entered into a joint venture with Merck, the U.S. pharmaceutical giant, for the U.S. market late in 1994.This should result in an increase in profits coming out of the U.S. in the next several years. The holdings inAstra performed well during the year, up nearly 58% for the last 11 months of 1995.

[Photo of Thomas E. Faust, Jr.]

THOMAS E. FAUST, JR.

    The second-largest holding is Chase Manhattan Corp., a New York-based global money center bank that has agreed to merge with Chemical Banking Corporation. Reflecting in part the anticipated merger synergies and in part a strong banking environment, Chase Manhattan was an excellent performer for the Portfolio, increasing in price by 82.3% during the last 11 months of 1995.

    The third-largest position is Reuters Holdings PLC, a United Kingdom-based provider of global financial information and trading systems. The company is a strong, steady grower and its stock posted a gain of 31.6% during the last 11 months of 1995.

Q.  WHAT OTHER STRONG PERFORMERS WERE AMONG THE PORTFOLIO'S LARGEST HOLDINGS?

A. We were fortunate to have a number of other very strong performers among the holdings, reflecting the widespread strength of the market and a particularly good period for the Portfolio in its stock picking. Among the other strong performers during the 11-month period were Federal National Mortgage Association, up 73.2%, Monsanto Co., up 66.7%, and Sofamor Danek Group, Inc., up 75.8%.

-------------------------------------------
             INVESTORS PORTFOLIO
            INVESTMENT ALLOCATION
               AS OF 12/31/95

COMMON STOCK                         59.6%
U.S. TREASURIES/AGENCIES             18.5%
CORPORATE BONDS                      14.2%
SHORT-TERM OBLIGATIONS                5.0%
CONVERTIBLE BONDS & PREFERRED STOCK   2.7%
-------------------------------------------

Q.  WHAT WERE THE LARGEST INDUSTRY SECTORS IN WHICH THE PORTFOLIO WAS INVESTED?

A. The largest sector at the end of the year was financial stocks, accounting for nearly 16% of the common stock portfolio. Next were utilities, basic materials and energy, each of which comprised between 11% and 12%.

Q.  WHAT ARE THE PORTFOLIO'S LARGEST HOLDINGS IN THE ENERGY SECTOR?

A. The largest position is in Anadarko Petroleum Corp.Anadarko is an oil and gas exploration and production company with major areas of activity in Algeria and offshore in the Gulf of Mexico. During the last 11 months of 1995, its stock was up 41.5%.

    The other energy stock among our largest holdings is Exxon Corp., a diversified energy company that is among the world leaders in the production, refining and sale of petroleum products. We expect that Exxon will benefit from growing demand for energy products around the world, with particularly strong growth coming from emerging markets. Its stock was up by 28.2% during the last 11 months of 1995.

Q. DO YOU SEE ANY MAJOR ECONOMIC TRENDS THAT HAVE INFLUENCED YOUR CHOICE OF INVESTMENTS?

A. Yes. A couple of our choices are tied to what we believe is a worldwide trend, and that is greater demand for grains and other food products. If you believe there will be increased demand for agricultural products, there should be increased demand for the materials and equipment used by agriculture.

    That's a major reason we've taken a position inDeere & Co., the leading manufacturer of farm equipment. We believe that farmers in the U.S. are in the middle of an equipment replacement cycle, which should help companies like Deere. This stock increased 30% during the portion of the year that it was one of the holdings.

    Another company that should benefit from the increased demand for agricultural products -- though for a different reason -- is MonsantoCo. It has a large and exceptionally profitable franchise in agricultural chemicals, led by the herbicide Roundup, which is experiencing rapid growth.

Q. AFTER A VERY STRONG PERFORMANCE IN 1995, WHAT SHOULD FUND INVESTORS EXPECT IN 1996?

A. Looking forward, it is highly unlikely that the Fund will be able to sustain the level of investment returns achieved during 1995. Average returns in future years are more likely to be similar to the 10% average annual returns achieved by the Fund over its history.

    As seen in 1995 (and in 1994, on the downside), results in any year can vary significantly from that average. Naturally, the Fund's past performance does not guarantee future results.

Q.  HAVING SAID THAT, WHAT DO YOU EXPECT THE INVESTMENT CLIMATE IN 1996 TO BE
    LIKE?

A. The most likely scenario for the U.S. economy in 1996 seems to be continued slow growth with low inflation. Coupled with continued progress from Washington in tackling the budgetary deficits, I believe this should set the stage for another good year in the bond markets.

    Stocks should benefit from the decline in interest rates that this scenario suggests, but seem unlikely to get widespread support from rising earnings expectations and positive earnings surprises such as were experienced in 1995. With valuations for stocks already at high levels on most measures, this suggests a somewhat more cautious outlook for the stock market for 1996.

Q.  HAVE YOU CHANGED YOUR INVESTMENT GOALS IN ANY WAY?

A. No. The goal of Investors Fund is to provide growth of capital and current income, both of which are achieved through conservative investment strategies. As a balanced fund, the Fund remains a sensible way for the conservative investor to participate in the stock and bond markets.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL INVESTORS FUND (INCLUDING SALES CHARGE), THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE BOND INDEX AND THE S&P 500 STOCK INDEX
From December 31, 1985, through December 31, 1995

-----------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS                   1 Year      5 Year     10 Year
-----------------------------------------------------------------------------
Incl. Max. Sales Charge                  23.5%       11.7%      10.5%
Excl. Max. Sales Charge                  28.4%       12.8%      11.0%
-----------------------------------------------------------------------------

Date          T. Investors   S&P 500      Lehman G/C       90 Treasury
-----------------------------------------------------------------------------
12/85            9528         10000        10000              10000
 1/86            9539         10024        10058              10000
 2/86            9948         10740        10481              10000
 3/86           10291         11404        10852              10165
 4/86           10254         11243        10901              10165
 5/86           10540         11808        10686              10165
 6/86           10664         12074        10995              10323
 7/86           10291         11365        11067              10323
 8/86           10858         12174        11359              10323
 9/86           10178         11235        11217              10456
10/86           10417         11849        11380              10456
11/86           10506         12104        11519              10456
12/86           10413         11862        11561              10600
 1/87           11272         13425        11719              10600
 2/87           11565         13920        11796              10600
 3/87           11719         14391        11732              10747
 4/87           11439         14226        11419              10747
 5/87           11511         14312        11369              10747
 6/87           11921         15109        11510              10900
 7/87           12275         15838        11485              10900
 8/87           12748         16392        11421              10900
 9/87           12548         16106        11175              11072
10/87           11031         12601        11594              11072
11/87           10567         11526        11667              11072
12/87           11002         12476        11827              11233
 1/88           11229         12980        12233              11233
 2/88           11622         13523        12373              11233
 3/88           11360         13186        12251              11393
 4/88           11442         13310        12179              11393
 5/88           11542         13352        12098              11393
 6/88           11874         14059        12371              11578
 7/88           11857         13983        12301              11578
 8/88           11705         13444        12333              11578
 9/88           11941         14104        12602              11787
10/88           12126         14470        12825              11787
11/88           12007         14197        12680              11787
12/88           12177         14534        12723              12026
 1/89           12733         15568        12893              12026
 2/89           12540         15117        12795              12026
 3/89           12681         15562        12863              12291
 4/89           13139         16342        13136              12291
 5/89           13398         16916        13459              12291
 6/89           13490         16933        13897              12544
 7/89           14169         18430        14187              12544
 8/89           14280         18715        13967              12544
 9/89           14317         18744        14028              12791
10/89           14224         18272        14383              12791
11/89           14412         18574        14513              12791
12/89           14705         19125        14534              13040
 1/90           14041         17809        14335              13040
 2/90           14259         17961        14367              13040
 3/90           14318         18547        14368              13296
 4/90           14020         18048        14236              13296
 5/90           14868         19708        14649              13296
 6/90           14888         19708        14886              13554
 7/90           15137         19605        15071              13554
 8/90           14296         17756        14852              13554
 9/90           14065         17013        14976              13796
10/90           13981         16899        15175              13796
11/90           14534         17912        15506              13796
12/90           14855         18530        15740              14018
 1/91           15134         19299        15917              14018
 2/91           15589         20597        16054              14018
 3/91           15763         21211        16164              14220
 4/91           15828         21219        16350              14220
 5/91           16115         22037        16427              14220
 6/91           15781         21165        16409              14417
 7/91           16315         22114        16616              14417
 8/91           16676         22549        16998              14417
 9/91           16834         22296        17353              14601
10/91           17150         22560        17508              14601
11/91           16922         21569        17683              14601
12/91           18016         24151        18279              14742
 1/92           17594         23670        18008              14742
 2/92           17713         23897        18104              14742
 3/92           17452         23543        18004              14891
 4/92           17641         24200        18112              14891
 5/92           17963         24223        18464              14891
 6/92           18110         23992        18735              15024
 7/92           18577         24937        19215              15024
 8/92           18650         24338        19386              15024
 9/92           18750         24748        19649              15127
10/92           18551         24800        19348              15127
11/92           18853         25550        19331              15127
12/92           19178         25988        19663              15249
 1/93           19230         26171        20092              15249
 2/93           19598         26446        20510              15249
 3/93           19835         27120        20580              15362
 4/93           19703         26430        20739              15362
 5/93           19769         27031        20728              15362
 6/93           20096         27248        21199              15479
 7/93           20205         27103        21334              15479
 8/93           21026         28036        21825              15479
 9/93           21273         27950        21901              15591
10/93           21384         28492        21991              15591
11/93           20842         28124        21966              15591
12/93           21324         28596        22063              15710
 1/94           22140         29525        22394              15710
 2/94           21582         28638        21905              15710
 3/94           20729         27521        21369              15848
 4/94           20847         27838        21191              15848
 5/94           20892         28183        21153              15848
 6/94           20437         27639        21105              16014
 7/94           21104         28509        21527              16014
 8/94           21503         29581        21536              16014
 9/94           21013         28989        21210              16206
10/94           21197         29594        21187              16206
11/94           20751         28425        21149              16206
12/94           20937         28984        21289              16431
 1/95           21153         29688        21697              16431
 2/95           21975         30759        22201              16431
 3/95           22506         31798        22349              16663
 4/95           23036         32687        22660              16663
 5/95           23944         33874        23610              16663
 6/95           24322         34823        23799              16886
 7/95           24857         35929        23799              16886
 8/95           25303         35918        24103              16886
 9/95           25653         37582        24349              17103
10/95           25684         37395        24707              17103
11/95           26386         38930        25115              17103
12/95           27152         39837        25484              17313

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

FUND PERFORMANCE
The chart above compares the Fund's return with that of a broad-based market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 and the Lehman Brothers Government/ Corporate Bond Index.

TOTAL RETURN FIGURES
The solid colored line represents the Fund's performance and includes the Fund's maximum current sales charge of 4.75%. The Fund's total return figure reflects Fund expenses, fees and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The dotted line represents the performance of the S&P 500, a broad-based, widely recognized unmanaged index of 500 common stocks.

The black solid line represents the performance of the Lehman Brothers Government/Corporate Bond Index, a diversified, unmanaged index of corporate and U.S. government bonds. The Indices' total return figures do not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities in the Indices.

The dashed line represents the performance of 90-Day U.S. Treasury Bills. It is included to indicate how the Fund has performed relative to a portfolio of cash equivalents. Principal and interest payments of Treasury Bills are guaranteed by the U.S. Government.

                        EV TRADITIONAL INVESTORS FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investment in Investors Portfolio, (Portfolio) at
    value (Note 1A)                                               $236,674,279
  Receivable for Fund shares sold                                      464,552
                                                                  ------------
      Total assets                                                $237,138,831
LIABILITIES:
  Payable for Fund shares redeemed                      $175,881
  Payable to affiliate --
    Trustees' fees                                         1,500
  Accrued expenses and other liabilities                  91,034
                                                        --------
      Total liabilities                                                268,415
                                                                  ------------
NET ASSETS for 29,062,199 shares of beneficial
  interest outstanding                                            $236,870,416
                                                                  ============
SOURCES OF NET ASSETS:
  Paid-in capital                                                 $173,478,584
  Undistributed net investment income                                  373,801
  Accumulated net realized gain on investment
    transactions                                                       705,288
  Unrealized appreciation of investments                            62,312,743
                                                                  ------------
      Total net assets                                            $236,870,416
                                                                  ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($236,870,416 / 29,062,199 shares of beneficial
  interest outstanding)                                              $8.15
                                                                     =====
COMPUTATION OF OFFERING PRICE:
  Offering price per share (100/95.25 of $8.15)                      $8.56
                                                                     =====
  On sales of $100,000 or more, the offering price is reduced.

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                                                           YEAR ENDED
                                                   --------------------------
                                                   DECEMBER 31,   JANUARY 31,
                                                      1995*          1995
                                                   -----------   ------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio         $ 5,559,283   $  6,199,563
  Dividend income allocated from Portfolio (net
    of withholding tax expense of
    $40,875 and $22,305, respectively)               3,606,255      4,181,063
  Expenses allocated from Portfolio                 (1,434,773)    (1,472,705)
                                                   -----------   ------------
      Total investment income                      $ 7,730,765   $  8,907,921
  Expenses --
    Compensation of Trustees not members of the
      Investment Adviser's organization
      (Note 4)                                     $     3,161   $      4,125
    Custodian fee (Note 4)                              28,231         15,287
    Service fees (Note 5)                              149,371        127,233
    Transfer agent fees                                155,998        163,423
    Printing and postage                                78,009         89,404
    Legal and accounting services                       20,158            806
    Registration fees                                   21,541         20,134
    Amortization of organization expenses
     (Note 1D)                                          16,089          3,103
    Miscellaneous                                       14,656         13,908
                                                   -----------   ------------
      Total expenses                                   487,214        437,423
                                                   -----------   ------------
        Net investment income                      $ 7,243,551   $  8,470,498

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain on investment transactions
    (identified cost basis)                        $ 8,706,988   $  1,556,290
  Change in unrealized appreciation of
    investments                                     38,309,383    (20,258,131)
                                                   -----------   ------------
          Net realized and unrealized gain (loss)
           on investments                          $47,016,371   $(18,701,841)
                                                   -----------   ------------
            Net increase (decrease) in net assets
              resulting from operations            $54,259,922   $(10,231,343)
                                                   ===========   ============

*For the eleven month period ended December 31, 1995 (Note 6).

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                  YEAR ENDED         YEAR ENDED JANUARY 31,
                               DECEMBER 31,       ---------------------------
                                     1995*            1995           1994
                               ----------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income        $  7,243,551     $  8,470,498   $  8,792,766
    Net realized gain from
     Portfolio                      8,706,988        1,556,290     14,753,334
    Change in unrealized
      appreciation from Portfolio  38,309,383      (20,258,131)     7,187,013
                                 ------------     ------------   ------------
      Net increase (decrease)
        in net assets from
        operations               $ 54,259,922     $(10,231,343)  $ 30,733,113
  Undistributed net
    investment income
    included in price of
    shares redeemed and
    sold (Note 1F)               $    --          $    --        $    (56,231)
                                 ------------     ------------   ------------
  Distributions to shareholders --
    From net investment
     income                      $ (7,060,919)    $ (8,249,107)  $ (8,792,766)
    In excess of net
     investment income                --               --            (233,579)
    From net realized gain on
     investment transactions       (9,517,875)      (4,372,413)   (15,055,322)
                                 ------------     ------------   ------------
      Total distributions to
       shareholders              $(16,578,794)    $(12,621,520)  $(24,081,667)
                                 ------------     ------------   ------------
  Net increase (decrease) in
    net assets from Fund
    share transactions
    (Note 2)                     $ (1,229,666)    $ (4,130,436)  $  8,262,238
                                 ------------     ------------   ------------
      Net increase (decrease)
       in net assets             $ 36,451,462     $(26,983,299)  $ 14,857,453
NET ASSETS:
  At beginning of year            200,418,954      227,402,253    212,544,800
                                 ------------     ------------   ------------
  At end of year (including
    undistributed net
    investment income of
    $373,801, $263,835 and
    $43,881, respectively)       $236,870,416     $200,418,954   $227,402,253
                                 ============     ============   ============

*For the eleven month period ended December 31, 1995 (Note 6).

    The accompanying notes are an integral part of the financial statements

                                                   FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
                                         YEAR ENDED                             YEAR ENDED JANUARY 31,
                                        DECEMBER 31,    -------------------------------------------------------------------------
                                           1995<F5>       1995          1994            1993            1992            1991
                                          -------        -------       -------         -------         -------         -------
NET ASSET VALUE --
  Beginning of year                       $ 6.840        $ 7.600       $ 7.390         $ 7.500         $ 7.060         $ 7.180
                                          -------        -------       -------         -------         -------         -------
  Income (loss) from operations:
    Net investment income                 $ 0.254        $ 0.283       $ 0.217         $ 0.342         $ 0.364         $ 0.417
    Net realized and unrealized
      gain (loss) on investments            1.641         (0.623)        0.833           0.318           0.736           0.103
                                          -------        -------       -------         -------         -------         -------
      Total income (loss) from
        operations                        $ 1.895        $(0.340)      $ 1.050         $ 0.660         $ 1.100         $ 0.520
                                          -------        -------       -------         -------         -------         -------
  Less distributions:
    From net investment income            $(0.248)       $(0.275)      $(0.307)        $(0.360)        $(0.360)        $(0.430)
    In excess of net investment
      income                                  --            --          (0.008)            --              --              --
    From net realized gain on
      investments                          (0.337)        (0.145)       (0.525)         (0.410)         (0.300)         (0.198)
    From paid-in capital                      --            --            --              --              --            (0.012)
                                          -------        -------       -------         -------         -------         -------
      Total distributions                 $(0.585)       $(0.420)      $(0.840)        $(0.770)        $(0.660)        $(0.640)
                                          -------        -------       -------         -------         -------         -------
NET ASSET VALUE -- End of year            $ 8.150        $ 6.840       $ 7.600         $ 7.390         $ 7.500         $ 7.060
                                          =======        =======       =======         =======         =======         =======
TOTAL RETURN<F2>                           28.36%         (4.45%)       15.13%           9.30%          16.26%           7.78%
RATIOS/SUPPLEMENTAL DATA
 (to average daily net assets):
  Expenses<F1>                              0.95%<F4>      0.91%         0.90%           0.89%           0.86%           0.89%
  Net investment income                     3.60%<F4>      4.05%         4.07%           4.62%           4.96%           5.99%
PORTFOLIO TURNOVER<F3>                        --         --                44%             32%             51%             66%
NET ASSETS, end of year (000's omitted)  $236,870       $200,419      $227,402        $212,545        $210,197        $198,066

<F1> Includes the Fund's share of Investors Portfolio's allocated expenses for the eleven month period ended December 31, 1995, the year ended January 31, 1995 and the period from October 28, 1993 to January 31, 1994.
<F2> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is not calculated on an annualized basis.
<F3> Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
<F4> Computed on an annualized basis.
<F5> For the eleven month period ended December 31, 1995 (See Note 6).

As of February 1, 1994, the Fund discontinued the use of equalization accounting (see Note 1F).

    The accompanying notes are an integral part of the financial statements

                         -----------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Traditional Investors Fund (the Fund) is a diversified series of Eaton
Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Invesment Company Act of 1940, as amended, as an open-end management investment company. On October 28, 1993, the Fund transferred substantially all of its investable assets to the Investors Portfolio (the Portfolio). The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (85.6% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $8,706,840 as a long term capital gain dividends for its taxable year ended December 31, 1995.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization were amortized on a straight-line basis over five years.

E. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition of classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

F. EQUALIZATION -- Prior to February 1, 1994, the Fund followed the accounting practice known as equalization by which a portion of the proceeds from the sales and costs of reacquisitions of Fund shares was allocated to undistributed net investment income. As a result, undistributed net investment income per share was unaffected by sales or reacquisitions of Fund shares. As of February 1, 1994, the Fund discontinued the use of equalization. This change had no effect on the Fund's net assets, net asset value per share, or its net increase or (decrease) in net assets from operations. Discontinuing the use of equalization will result in a simpler and more meaningful financial statement presentation.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                   YEAR ENDED DECEMBER 31,                             YEAR ENDED JANUARY 31,
                               -------------------------------    ----------------------------------------------------------------
                                            1995<F1>                           1995                              1994
                               -------------------------------    ------------------------------    ------------------------------
                                  SHARES            AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
                                 --------         ----------        --------        ----------        --------        ----------
Sales                              1,091,531      $  8,545,882       1,384,961      $  9,717,293       1,816,533      $ 13,478,305
Issued to shareholders
  electing to receive
  payment of distributions
  in Fund shares                   1,346,249        10,484,714       1,050,557         7,289,379       2,029,328        14,792,216
Redemptions                       (2,666,931)      (20,260,262)     (3,061,441)      (21,137,108)     (2,708,671)      (20,008,283)
                                   ---------      ------------       ---------      ------------       ---------      ------------
    Net increase (decrease)         (229,151)     $ (1,229,666)       (625,923)     $ (4,130,436)      1,137,190      $  8,262,238
                                   =========      ============       =========      ============       =========      ============

<F1> For the eleven month period ended December 31, 1995.

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the eleven month period ended December 31, 1995 aggregated $8,482,458 and $27,263,468, respectively.

------------------------------------------------------------------------------
(4) TRANSACTIONS WITH AFFILIATES Eaton Vance Management (EVM) serves only as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), prior to November 10, 1995, IBT was an affiliate of EVM, serves as custodian of the Fund and the Portfolio. Pursuant to their respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

------------------------------------------------------------------------------
(5) SERVICE PLAN
The Fund adopted a Service Plan on July 7, 1993 designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers, Inc. The Service Plan replaced the Fund's distribution plan which became effective on July 1, 1989. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or maintenance of shareholder accounts. During the eleven month period ended December 31, 1995 the Fund paid or accrued $149,371 under the Plan to the Principal Underwriter and Authorized Firms.

------------------------------------------------------------------------------
(6) CHANGE IN YEAR END
The Fund changed its fiscal year end from January 31 to December 31, effective December 31, 1995.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF EV TRADITIONAL INVESTORS FUND, A SERIES OF EATON VANCE SPECIAL INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities of EV Traditional Investors Fund (formerly Eaton Vance Investors Trust), a series of Eaton Vance Special Investment Trust, as of December 31, 1995, and the related statement of operations for the eleven month period then ended and for the year ended January 31, 1995, the statement of changes in net assets for the eleven month period then ended, and for the two years ended January 31, 1995, and the financial highlights for the eleven month period then ended and each of the five years in the period ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Investors Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the results of its operations for the eleven month period then ended, and for the year ended January 31, 1995, the changes in its net assets for the eleven month period then ended and for the two years ended January 31, 1995 and the financial highlights for the eleven month period then ended and for each of the five years in the period ended January 31, 1995, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                             INVESTORS PORTFOLIO
                           PORTFOLIO OF INVESTMENTS

                              DECEMBER 31, 1995
-----------------------------------------------------------------------------
                   COMMON STOCKS - 59.2%
-----------------------------------------------------------------------------
NAME OF COMPANY                            SHARES           VALUE
-----------------------------------------------------------------------------
AUTOMOTIVE - 1.3%
Ford Motor Co.                                120,000      $  3,480,000
                                                           ------------

BANKS - 3.5%

Chase Manhattan Corp.                         100,000      $  6,062,500
Chemical Banking Corp.                         61,200         3,595,500
                                                           ------------
                                                           $  9,658,000
                                                           ------------
BEVERAGES - 2.7%
Coca-Cola Co.                                  40,000      $  2,970,000
PepsiCo, Inc.                                  80,000         4,470,000
                                                           ------------
                                                           $  7,440,000
                                                           ------------
BROADCASTING & CABLE - 1.1%

Capital Cities/ABC, Inc.                       25,000      $  3,084,375
                                                           ------------
CHEMICALS - 3.0%
Monsanto Corp.                                 40,000      $  4,900,000
Praxair, Inc.                                 100,000         3,362,500
                                                           ------------
                                                           $  8,262,500
                                                           ------------
COMPUTER & BUSINESS EQUIPMENT - 1.3%
Xerox Corp.                                    27,000      $  3,699,000
                                                           ------------
COMPUTER SOFTWARE - 0.5%
Novell, Inc.*                                  98,500      $  1,403,625
                                                           ------------
DRUGS - 3.8%
Astra AB, A Free Shares                       230,000      $  9,196,919
Pfizer, Inc.                                   18,900         1,190,700
                                                           ------------
                                                           $ 10,387,619
                                                           ------------
ELECTRIC UTILITIES - 2.5%
New England Electric System                    90,000      $  3,566,250
The Southern Co.                              140,000         3,447,500
                                                           ------------
                                                           $  7,013,750
                                                           ------------
ELECTRICAL EQUIPMENT - 1.0%
AMP, Inc.                                      70,000      $  2,686,250
                                                           ------------
ELECTRONICS - SEMICONDUCTORS - 2.3%
MEMC Electronic Materials, Inc.*               89,000      $  2,903,625
Intel Corp.                                    60,000         3,405,000
                                                           ------------
                                                           $  6,308,625
                                                           ------------
FINANCIAL - MISCELLANEOUS - 4.3%
Federal National Mortgage Association          40,000      $  4,965,000
MBNA Corp.                                    100,000         3,687,500
MGIC Investment Corp.                          60,000         3,255,000
                                                           ------------
                                                           $ 11,907,500
                                                           ------------
FOOD - 0.7%
Nestle SA                                       1,620      $  1,790,179
                                                           ------------
HOUSEHOLD PRODUCTS - 0.9%
Kimberly Clark Corp.                           31,200      $  2,581,800
                                                           ------------
INFORMATION SERVICES - 2.0%
Reuters Holdings, PLC, ADR                    100,000      $  5,512,500
                                                           ------------
INSURANCE - 1.7%
General Re Corp.                               30,000      $  4,650,000
                                                           ------------
MACHINERY - 1.7%
Deere & Co.                                   135,000      $  4,758,750
                                                           ------------
MEDICAL PRODUCTS - 1.6%
Sofamor Danek Group, Inc.*                    160,000      $  4,540,000
                                                           ------------
METALS & MINING - 1.2%
J & L Specialty Steel, Inc.                   175,000      $  3,281,250
                                                           ------------
NATURAL GAS UTILITIES - 1.2%
National Fuel Gas Co.                         100,000      $  3,362,500
                                                           ------------
OIL & GAS - EXPLORATION & PRODUCTION - 3.4%
Anadarko Petroleum Corp.                       90,000      $  4,871,250
Triton Energy Corp.                            80,000         4,590,000
                                                           ------------
                                                           $  9,461,250
                                                           ------------
OIL & GAS - INTEGRATED - 3.6%
Exxon Corp.                                    58,640      $  4,698,530
Mobil Corp.                                    20,000         2,240,000
Phillips Petroleum Co.                         90,000         3,071,250
                                                           ------------
                                                           $ 10,009,780
                                                           ------------
PAPER & FOREST PRODUCTS - 1.5%
Plum Creek Timber Co. LP                       90,000      $  2,148,750
Rayonier, Inc.                                 60,000         2,002,500
                                                           ------------
                                                           $  4,151,250
                                                           ------------
PHOTOGRAPHY - 1.6%
Eastman Kodak Co.                              65,000      $  4,355,000
                                                           ------------
PUBLISHING - 1.3%
McGraw-Hill, Inc.                              40,000      $  3,485,000
                                                           ------------
REITS - 4.3%
Chateau Properties, Inc.                       75,000      $  1,687,500
Colonial Properties Trust                      80,000         2,040,000
Equity Residential Properties Trust           101,400         3,105,375
ROC Communities, Inc.                         116,250         2,790,000
Security Capital Industrial Trust              37,000           647,500
Shurgard Storage Centers, Inc.                 61,000         1,647,000
                                                           ------------
                                                           $ 11,917,375
                                                           ------------
RETAIL - SPECIALTY - 1.4%
The Home Depot, Inc.                           80,000      $  3,830,000
                                                           ------------
SPECIALTY CHEMICALS & MATERIALS - 0.5%
Loctite Corp.                                  28,300      $  1,344,250
                                                           ------------
TELEPHONE UTILITIES - 3.3%
Ameritech Corp.                                80,448      $  4,746,433
Frontier Corp.                                150,000         4,500,000
                                                           ------------
                                                           $  9,246,433
                                                           ------------
TRANSPORTATION - 0.0%
Canadian National Railway*                      1,200      $     18,000
                                                           ------------
    TOTAL COMMON STOCKS
     (IDENTIFIED COST, $103,848,344)                       $163,626,561
                                                           ------------
-----------------------------------------------------------------------------
                  CONVERTIBLE PREFERRED STOCK - 1.2%
-----------------------------------------------------------------------------
NAME OF COMPANY
-----------------------------------------------------------------------------
Freeport McMoRan Copper & Gold, 5%            125,000      $  3,406,250
                                                           ------------
    TOTAL CONVERTIBLE PREFERRED STOCK
      (IDENTIFIED COST, $2,872,500)                        $  3,406,250
                                                           ------------
-----------------------------------------------------------------------------
                        PREFERRED STOCK - 1.1%
-----------------------------------------------------------------------------
NAME OF COMPANY                            SHARES           VALUE
-----------------------------------------------------------------------------
Bank of Boston, Series C,
  Adjustable Rate                              37,600      $  3,083,200
                                                           ------------
    TOTAL PREFERRED STOCK
      (IDENTIFIED COST, $1,815,525)                        $  3,083,200
                                                           ------------
----------------------------------------------------------------------------
                        CONVERTIBLE BOND - 0.4%
----------------------------------------------------------------------------
                                         FACE AMOUNT
NAME OF COMPANY                          (000'S OMITTED)           VALUE
----------------------------------------------------------------------------
Browning Ferris Industries,
  6.25s, 8/15/12                              $ 1,000      $  1,002,500
                                                           ------------
    TOTAL CONVERTIBLE BOND
      (IDENTIFIED COST, $897,856)                          $  1,002,500
                                                           ------------
----------------------------------------------------------------------------
               U.S. TREASURY/AGENCY OBLIGATIONS - 18.4%
----------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
  Series 1033-E, PAC, 8.10s, 12/15/04         $   723      $    732,340
Federal Home Loan Mortgage Corp.,
  Series 59-D, PAC, 9.70%, 1/15/16              3,147         3,237,431
Federal Home Loan Mortgage Corp.,
  Series 34-C, PAC, 9s, 11/15/19                  681           706,649
Federal Home Loan Mortgage Corp.,
  7.95%, 5/15/20                                3,236         3,279,768
Federal Home Loan Mortgage Corp.,
  Series 41-F, PAC, 10s, 5/15/20                2,325         2,587,283
Federal National Mortgage Association,
  7.50s, 5/25/19                                2,678         2,714,839
Federal National Mortgage Association,
  Series 1990 82-K, PAC,
  8.50s, 7/25/19                                2,924         2,963,186
Federal National Mortgage Association,
  Series 1990 24-E, PAC, 9s, 3/25/20            2,000         2,153,120
U.S. Treasury Notes, 4.625s, 2/15/96            2,750         2,748,268
U.S. Treasury Notes, 7.875s, 2/15/96           10,500        10,536,078
U.S. Treasury Notes, 7.625s, 4/30/96            3,000         3,022,500
U.S. Treasury Notes, 7.375s, 11/15/97           1,800         1,868,058
U.S. Treasury Notes, 8.125s, 2/15/98            3,000         3,172,500
U.S. Treasury Notes, 7.5s, 5/15/02             10,000        11,087,500
                                                           ------------
    TOTAL U.S. TREASURY/AGENCY OBLIGATIONS
      (IDENTIFIED COST, $49,456,986)                       $ 50,809,520
                                                           ------------
----------------------------------------------------------------------------
                        CORPORATE BONDS - 14.1%
----------------------------------------------------------------------------
                                         FACE AMOUNT
NAME OF COMPANY                          (000'S OMITTED)           VALUE
----------------------------------------------------------------------------
American General Finance Corp.,
  8.125s, 8/15/09                             $ 2,460      $  2,823,440
Bell Telephone Co. PA, 8.35s, 12/15/30          3,000         3,768,420
Chesapeake Potomac Telephone MD,
  8s, 10/15/29                                  1,500         1,794,690
Chesapeake Potomac Telephone MD, 8.30s,
  8/1/31                                        1,975         2,420,935
Chesapeake Potomac Telephone VA,
  8.38s, 10/1/29                                1,500         1,878,570
Dayton Hudson, Medium Term Note, 9.50s,
  6/10/15                                         650           828,035
Dayton Hudson, Medium Term Note, 9.35s,
  6/16/20                                       2,590         3,191,890
Eaton Corp., 8s, 8/15/06                        1,000         1,148,930
General Electric Capital Corp.,
  8.625s, 6/15/08                                 330           400,947
General Motors Corp., 8.80s, 3/1/21             2,000         2,465,060
General Motors Corp., Medium Term Note,
  9.45s, 11/1/11                                3,000         3,774,540
Inter American Development Bank,
  8.875s, 6/1/09                                3,000         3,827,040
Inter American Development Bank,
  8.40s, 9/1/09                                   500           614,740
New England Telephone & Telegraph Co.,
  7.875s, 11/15/29                                360           423,666
Pitney Bowes Credit Corp.,
  9.25s, 6/15/08                                1,650         2,069,711
Pitney Bowes Credit Corp.,
  8.55%, 9/15/09                                  500           604,495
Procter & Gamble Co., 8s, 10/15/29              2,345         2,798,476
Seagram (Joseph) & Sons, 9.65s, 8/15/18         1,400         1,813,630
Torchmark Corp., 8.25s, 8/15/09                 1,000         1,147,140
TRW Inc., Medium Term Note,
  9.35%, 6/4/20                                   800         1,065,240
                                                           ------------
    TOTAL CORPORATE BONDS
      (IDENTIFIED COST, $34,731,739)                       $ 38,859,595
                                                           ------------
----------------------------------------------------------------------------
                     SHORT-TERM OBLIGATIONS - 5.0%
----------------------------------------------------------------------------
                                         FACE AMOUNT
NAME OF COMPANY                          (000'S OMITTED)           VALUE
----------------------------------------------------------------------------
Ford Motor Credit Corp., 5.91s, 1/3/96         $4,600      $  4,597,731
General Electric Capital Corp.,
  5.8s, 1/3/96                                  5,780         5,777,206
Melville Corp., 5.9s, 1/2/96                    3,420         3,418,879
                                                           ------------
    TOTAL SHORT-TERM OBLIGATIONS, AT
      AMORTIZED COST                                       $ 13,793,816
                                                           ------------
    TOTAL INVESTMENTS - 99.4%
      (IDENTIFIED COST, $207,416,766)                      $274,581,442
    OTHER ASSETS, LESS LIABILITIES - 0.6%                     1,793,358
                                                           ------------
    NET ASSETS - 100%                                      $276,374,800
                                                           ============
*Non-income producing security.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust.
PAC -- Planned Amortization Class.

    The accompanying notes are an integral part of the financial statements

                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $207,416,766)                                                $274,581,442
  Cash                                                                  3,199
  Interest receivable                                               1,344,421
  Dividends receivable                                                454,486
  Tax reclaim receivable                                                5,786
  Deferred organization expenses (Note 1D)                              8,977
                                                                 ------------
      Total assets                                               $276,398,311
LIABILITIES:
  Payable to affiliates --
    Trustees' fees                                      $ 5,000
  Accrued expenses and other liabilities                 18,511
                                                        -------
      Total liabilities                                                23,511
                                                                 ------------
NET ASSETS applicable to investors' interest in Portfolio        $276,374,800
                                                                 ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                  $209,210,124
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                  67,164,676
                                                                 ------------
      Total net assets                                           $276,374,800
                                                                 ============

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                                                           YEAR ENDED
                                                   ---------------------------
                                                   DECEMBER 31,   JANUARY 31,
                                                      1995*          1995
                                                   ------------  -------------
INVESTMENT INCOME (NOTE 1B):
    Interest income                                $  6,252,081  $  6,511,359
    Dividend income (net of withholding tax of
      $45,080 and $23,221, respectively)              4,053,689     4,385,712
                                                   ------------  ------------
      Total income                                 $ 10,305,770  $ 10,897,071
                                                   ------------  ------------
  Expenses --
    Investment adviser fee (Note 3)                $  1,418,502  $  1,375,751
    Compensation of Trustees not members of the
      Investment Adviser's
        organization (Note 3)                            11,324        15,858
    Custodian fee (Note 3)                              126,583       114,290
    Printing                                                195         1,811
    Legal and accounting services                        40,902        31,953
    Registration fees                                       635           273
    Amortization of organization expenses
     (Note 1D)                                            2,922         3,194
    Miscellaneous                                        12,397         1,995
                                                   ------------  ------------
      Total expenses                                  1,613,460     1,545,125
                                                   ------------  ------------
        Net investment income                      $  8,692,310  $  9,351,946
                                                   ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investment transactions
    (identified cost basis)                        $  9,116,976  $  1,467,119
  Change in unrealized appreciation on
    investments                                      43,494,132   (20,681,070)
                                                   ------------  ------------
      Net realized and unrealized gain (loss) on
        investments                                  52,611,108   (19,213,951)
                                                   ------------  ------------
        Net increase (decrease) in net assets
          resulting from operations                $ 61,303,418  $ (9,862,005)
                                                   ============  ============

*For the eleven month period ended December 31, 1995 (Note 6).

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                   YEAR ENDED JANUARY 31,
                               YEAR ENDED       ------------------------------
                          DECEMBER 31, 1995**        1995           1994*
                          --------------------  --------------  --------------
INCREASE (DECREASE) IN
  NET ASSETS:
  From operations --
    Net investment
     income                      $  8,692,310    $  9,351,946    $  2,135,513
    Net realized gain on
     investment transactions        9,116,976       1,467,119       3,127,776
    Change in unrealized
     appreciation of
     investments                   43,494,132     (20,681,070)      3,139,232
                                 ------------    ------------    ------------
      Net increase
        (decrease) in
        net assets from
        operations               $ 61,303,418    $ (9,862,005)   $  8,402,521
                                 ------------    ------------    ------------
  Capital transactions --
    Contributions                $ 32,319,917    $ 29,380,822    $230,439,927
    Withdrawals                   (34,406,030)    (32,695,351)     (8,608,439)
                                 ------------    ------------    ------------
      Increase
        (decrease) in
        net assets
        resulting from
        capital
        transactions             $ (2,086,113)   $ (3,314,529)   $221,831,488
                                 ------------    ------------    ------------
        Total increase
         (decrease) in
         net assets              $ 59,217,305    $(13,176,534)   $230,234,009
NET ASSETS:
  At beginning of year            217,157,495     230,334,029         100,020
                                 ------------    ------------    ------------
  At end of year                 $276,374,800    $217,157,495    $230,334,029
                                 ============    ============    ============

------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------
                                                   YEAR ENDED JANUARY 31,
                               YEAR ENDED       ------------------------------
                          DECEMBER 31, 1995**        1995           1994*
                          --------------------  --------------  --------------
RATIOS (to average daily
  net assets):
  Expenses                             0.71%+       0.70%           0.69%+
  Net investment income                3.83%+       4.25%           3.69%+
PORTFOLIO TURNOVER                       47%          28%             15%

  + Computed on an annualized basis.
  * For the period from the start of business, October 28, 1993, to January 31, 1994.
 ** For the eleven month period ended December 31, 1995 (Note 6).

    The accompanying notes are an integral part of the financial statements

                         -----------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1995

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Investors Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company, which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on October 28, 1993, with the acquisition of securities and other assets of $221,294,780 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between latest bid and asked prices. Debt investments (other than mortgage-backed "pass-through" securities) are valued at prices furnished by a pricing service. Mortgage-backed "pass through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates. Short-term obligations maturing in 60 days or less, are valued at amortized cost, which approximates value. All other investments are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for accretion or amortization of premium or discount on debt investments. Dividend income is recorded on the ex-dividend date. Dividend income may include distributions that represent returns of capital for federal income tax purposes.

C. FEDERAL TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net taxable income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over five years.

E. SECURITY TRANSACTIONS -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses on the sale of investments are determined on the identified cost basis.

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(2) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $81,054,092 and $82,289,447, respectively. Purchases and sales of U.S. Government securities aggregated $31,432,461 and $31,781,676, respectively.

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(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% annually) of the Portfolio's average daily net assets up to $300 million and at reduced rates as daily net assets exceed that level. For the eleven month period ended December 31, 1995, the fee was equivalent to 0.625% (annualized) of the Portfolio's average daily net assets for such period and amounted to $1,418,502. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.

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(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

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(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in the value of investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                             $206,943,275
                                                                 ============
      Gross unrealized appreciation                              $ 68,284,609
      Gross unrealized depreciation                                   646,442
                                                                 ------------
        Net unrealized appreciation                              $ 67,638,167
                                                                 ============

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(6) CHANGE IN FISCAL YEAR END
The Portfolio changed its fiscal year end from January 31, to December 31, effective December 31, 1995.

                      REPORT OF INDEPENDENT ACCOUNTANTS
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TO THE BOARD OF TRUSTEES AND INVESTORS OF
INVESTORS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Investors Portfolio, including the portfolio of investments, as of December 31, 1995, the related statement of operations for the eleven month period then ended and for the year ended January 31, 1995 and the statement of changes in net assets and supplementary data for the eleven month period then ended, for the year ended January 31, 1995, and for the period from October 28, 1993 (start of business) to January 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investors Portfolio as of December 31, 1995, the results of its operations for the eleven months then ended and for the year ended January 31, 1995, and the changes in its net assets and the supplementary data for the eleven month period then ended, for the year ended January 31, 1995 and for the period from October 28, 1993 (start of business) to January 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                            INVESTMENT MANAGEMENT
EV TRADITIONAL          OFFICERS                  TRUSTEES
INVESTORS FUND          JAMES B. HAWKES           M. DOZIER GARDNER
24 Federal Street       President, Trustee        President, Eaton Vance
Boston, MA 02110        CLIFFORD H. KRAUSS        Management
                        Vice President            DONALD R. DWIGHT
                        JAMES L. O'CONNOR         President, Dwight
                        Treasurer                 Partners, Inc.
                        THOMAS OTIS               Chairman, Newspapers of
                        Secretary                 New England, Inc.
                                                  SAMUEL L. HAYES, III
                                                  Jacob H. Schiff
                                                  Professor of
                                                  Investment Banking,
                                                  Harvard
                                                  University Graduate
                                                  School of
                                                  Business Administration
                                                  NORTON H. REAMER
                                                  President, United Asset
                                                  Management Corporation
                                                  JOHN L. THORNDIKE
                                                  Director, Fiduciary
                                                  Company Incorporated
                                                  JACK L. TREYNOR
                                                  Investment Adviser and
                                                  Consultant
                        --------------------------------------------------

INVESTORS               OFFICERS                  TRUSTEES
PORTFOLIO               M. DOZIER GARDNER         DONALD R. DWIGHT
24 Federal Street       President, Trustee        President, Dwight
Boston, MA 02110        JAMES B. HAWKES           Partners, Inc.
                        Vice President, Trustee   Chairman, Newspapers of
                        THOMAS E. FAUST, JR.      New England, Inc.
                        Vice President and        SAMUEL L. HAYES, III
                        Portfolio Manager         Jacob H. Schiff
                        MICHAEL B. TERRY          Professor of
                        Vice President            Investment Banking,
                        JAMES L. O'CONNOR         Harvard
                        Treasurer                 University Graduate
                        THOMAS OTIS               School of
                        Secretary                 Business Administration
                                                  NORTON H. REAMER
                                                  President, United Asset
                                                  Management Corporation
                                                  JOHN L. THORNDIKE
                                                  Director, Fiduciary Company
                                                  Incorporated
                                                  JACK L. TREYNOR
                                                  Investment Adviser and
                                                  Consultant

INVESTMENT ADVISER OF
INVESTORS PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF
EV TRADITIONAL INVESTORS FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AND DIVIDEND
DISBURSING AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


EV
Traditional
Investors
Fund


ANNUAL
SHAREHOLDER REPORT
DECEMBER 31, 1995


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.



EV TRADITIONAL INVESTORS FUND
24 FEDERAL STREET
BOSTON, MA 02110                             T-IFSRC-2/96